Exhibit 10.1

Execution Version

FIRST AMENDMENT (INCREMENTAL AMENDMENT) TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT (INCREMENTAL AMENDMENT) TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of December 1, 2020 (the "Amendment Effective Date") by and among CSW INDUSTRIALS HOLDINGS, INC., a Delaware corporation, and Whitmore Manufacturing, LLC (formerly known as The Whitmore Manufacturing Company), a Delaware limited liability company, as the Borrowers, the other Loan Parties party hereto, and JPMORGAN CHASE BANK, N.A., individually and in its capacity as the Administrative Agent, Swingline Lender and Issuing Bank.

RECITALS:

WHEREAS, the Borrowers, the Administrative Agent, the other Loan Parties party thereto and the lenders listed on the signature pages thereto entered into that certain First Amended and Restated Credit Agreement dated as of September 15, 2017 (as amended, amended and restated, supplemented or otherwise modified prior to the Amendment Effective Date, the "Agreement").

WHEREAS, in accordance with the terms and conditions of Sections 2.08(e), 2.08(f) and 2.08(g) of the Agreement, the Borrowers have requested an increase of the Revolving Commitments in an aggregate principal amount equal to $50,000,000. Concurrently with such increase, the amount of available incremental revolving commitments shall be reduced by a corresponding amount.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the Amendment Effective Date unless otherwise indicated:

ARTICLE I
DEFINITIONS

Section 1.1        Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Agreement (after giving effect to this Amendment) have the same meanings when used in this Amendment, and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Agreement.

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ARTICLE II
AMENDMENTS

Section 2.1         Section 1.01.

(a)        Section 1.01 of the Agreement is hereby amended to add the following definition in its proper alphabetical order to read as follows:

"First Amendment Effective Date" means the date on which the conditions specified in Section 3.1 of the First Amendment (Incremental Amendment) to First Amended and Restated Credit Agreement, dated as of December 1, 2020, by and among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent are satisfied (or waived in accordance with Section 10.02).

(b)        Section 1.01 of the Agreement is hereby amended to amend and restate the following definition in its entirety to read as follows:

"Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans in the Agreed Currencies and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender's Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.08 and (b) assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate Dollar Amount of the Lenders' Revolving Commitments as of the First Amendment Effective Date is $300,000,000.

Section 2.2        Section 2.01. Section 2.01 of the Agreement is hereby amended to add the following sentence at the end of such Section to read as follows:

For the avoidance of doubt, on the First Amendment Effective Date, the Borrowers increased the aggregate Revolving Commitments to $300,000,000 by obtaining additional Revolving Commitment from one of the Lenders pursuant to the terms and conditions of Section 2.08 (as in effect prior to the First Amendment Effective Date).

Section 2.3         Section 2.08(e). Section 2.08(e) of the Agreement is hereby amended to (a) delete the reference to "$5,000,000" and to replace it with "$0", (b) delete the reference to "$10,000,000" and to replace it with "$0" and (c) to delete the reference to "$50,000,000" and to replace it with "$0".

Section 2.4        Amendment to the Commitment Schedule. Effective on and as of the Amendment Effective Date, the Commitment Schedule is hereby deleted in its entirety and the Commitment Schedule attached hereto is inserted in its entirety in lieu thereof.

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ARTICLE III

CONDITIONS PRECEDENT

Section 3.1         Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)       the Administrative Agent (or its counsel) shall have received, in each case on terms and conditions, and subject to documentation in form and substance satisfactory to the Administrative Agent from each party hereto (i) either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (ii) duly executed copies of the fee letter by and among the Borrowers and JPMorgan Chase Bank, N.A. dated on or prior to the Amendment Effective Date (the "Incremental Fee Letter");

(b)       the Administrative Agent (or its counsel) shall have received, in each case on terms and conditions, and subject to documentation in form and substance satisfactory to the Administrative Agent (i) a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of the Borrowers and the other Loan Parties, certifying that, before and after giving effect to the increase of the Revolving Commitment, (1) the representations and warranties contained in Article III of the Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties (x) are already qualified by materiality in which case they are true and correct in all respects and (y) specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) no Default exists and (3) the Company is in Pro Forma Compliance (provided that, for purposes of this clause (3), the amount of any increase in the Revolving Commitments shall be deemed to be fully drawn in determining Pro Forma Compliance);

(c)       (i) The Administrative Agent shall have received, (x) at least five (5) days prior to the Amendment Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least ten (10) days prior to the Amendment Effective Date, and (y) a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party, and (ii) to the extent any Borrower qualifies as a "legal entity customer" under the 31 C.F.R. § 1010.230 (the "Beneficial Ownership Regulation"), at least five (5) days prior to the Amendment Effective Date, any Lender that has requested, in a written notice to the Borrower Representative at least ten (10) days prior to the Amendment Effective Date, a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation in relation to such Borrower shall have received such certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied);

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(d)        no Default shall have occurred and be continuing on the Amendment Effective Date;

(e)        the representations and warranties of the Loan Parties set forth in Section 4.2 of this Amendment, Article III of the Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects); and

(f)        the Lenders and the Administrative Agent shall have received all fees and expenses in accordance with the terms of Section 10.03 of the Agreement for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment Effective Date.

Each Loan Document executed pursuant to this Section 3.1 is an "Amendment Loan Document".

ARTICLE IV
MISCELLANEOUS

Section 4.1        Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, each other Loan Party, the Administrative Agent, and the Lenders party hereto agree that the Agreement and the other Loan Documents, after giving effect to this Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each of the Borrowers and each other Loan Party agrees that the obligations, indebtedness and liabilities of the Borrowers and each other Loan Party arising under the Agreement (as amended by this Amendment) and any promissory notes executed and delivered pursuant thereto are "Secured Obligations" as defined in the Agreement. For all matters arising prior to the Amendment Effective Date (including, without limitation, the accrual and payment of interest and fees and compliance with the financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.

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Section 4.2        Representations and Warranties. The Borrowers and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) both immediately before and immediately after giving effect to this Amendment, no Default has occurred and is continuing; (b) both immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in this Section 4.2, Article III of the Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though made on the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects); (c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate and, if required, Equity Interest holder action and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not materially violate any material applicable law or regulation or the charter, partnership agreement, limited liability company agreement, operating agreement, by-laws or other organizational documents of any Loan Party or any Subsidiary or any material order of any Governmental Authority, (iii) will not materially violate or result in a material default under any indenture, material agreement or other material instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any material payment to be made by any Loan Party or any Subsidiary, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created under the Loan Documents; and (d) this Amendment, the Incremental Fee Letter and each other Amendment Loan Document have been duly executed and delivered by each Loan Party party hereto and thereto and constitute the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (e) other than such amendments thereto delivered to the Administrative Agent on the date hereof, the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of the Borrowers and each other Loan Party last delivered to the Administrative Agent have not been modified or rescinded and remain in full force and effect.

Section 4.3         Survival of Covenants, Agreements, Representations and Warranties. All covenants, agreements, representations and warranties made by the Loan Parties in this Amendment, the Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Amendment, the Incremental Fee Letter and the other Amendment Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 10.03 and Article IX of the Agreement shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, or by the Agreement, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Amendment, the Agreement or any other Loan Document or any provision hereof or thereof.

Section 4.4         Reference to the Credit Agreement.

(a)       On and after the Amendment Effective Date, (i) each reference in the Agreement to "this Agreement", "hereunder", or words of like import, and (ii) each reference in the other Loan Documents to the "Credit Agreement", "thereunder", or words of like import, in each case, referring to the Agreement shall mean and be a reference to the Agreement, as amended by this Amendment.

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(b)       Except as expressly set forth herein, this Amendment shall not by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

Section 4.5        Expenses. As provided in the Agreement, the Loan Parties, jointly and severally, shall pay all fees and expenses in accordance with the terms of Section 10.03 of the Agreement.

Section 4.6       Severability. Any provision of this Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 4.7        Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 4.8        Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (a) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void) and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 10.04 of the Agreement.

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Section 4.9        Choice of Law. This Amendment, the Incremental Fee Letter and the other Amendment Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.

Section 4.10       [Reserved].

Section 4.11      ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 4.12       Loan Document. This Amendment is a Loan Document and is subject to the terms of the Agreement.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

LOAN PARTIES:

CSW INDUSTRIALS HOLDINGS, INC.

By:	/s/ Luke Alverson
Name:	Luke Alverson
Title:	Vice President and Secretary

CSW INDUSTRIALS, INC.

By:	/s/ Luke Alverson
Name:	Luke Alverson
Title:	Senior Vice President, General Counsel and Secretary

CAPSTAR HOLDINGS CORPORATION
WHITMORE MANUFACTURING, LLC
WHITMORE'S FIELD SERVICES, LLC
SMOKE GUARD CALIFORNIA, INC.
SMOKE GUARD, INC.
SAC HOLDINGS, LLC
BALCO, INC.
RECTORSEAL, LLC
GRECO RAILINGS HOLDINGS, LLC
GRECO ALUMINUM RAILINGS (U.S.A.) INC.
RS ACQUISITION SUB, LLC

By:	/s/ Luke Alverson
Name:	Luke Alverson
Title:	Vice President and Secretary of each entity listed above

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ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A., individually,

and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ RW Atkinson
Name:	RW Atkinson
Title:	Authorized Officer

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COMMITMENT SCHEDULE

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$100,000,000.00
Truist Bank	$72,000,000.00
Comerica Bank	$36,500,000.00
Amegy Bank, N.A.	$36,500,000.00
Wells Fargo Bank, National Association	$36,500,000.00
Frost Bank	$18,500,000.00
Total	$300,000,000.00

First Amendment (Incremental Amendment) To First Amended and Restated Credit Agreement – Commitment Schedule